UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 15, 2002

     BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Sale and and Servicing Agreement, dated December 1, 2001 providing for the issuance of ABFS Mortgage Loan Trust 2001-4 Mortgage Pass-Through Certificates, Series 2001-4.)

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-14               13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2001-4 Mortgage Pass-Through Certificates, Series 2001-4 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Sale and Servicing Agreement, dated as of December 1, 2001 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Business
Credit Inc., as Servicer, and JPMorgan Chase Bank, as Indenture Trustee and Collateral Agent.

     On July 15, 2002,  August 15, 2002,  September 16, 2002,  October 15, 2002,
November 15, 2002 and December 16, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on July 15, 2002 as Exhibit 99.1.

                 Statement to Certificateholders on August 15, 2002 as Exhibit 99.2.

                 Statement to Certificateholders on September 16, 2002 as Exhibit 99.3.

                 Statement to Certificateholders on October 15, 2002 as Exhibit 99.4.

                 Statement to Certificateholders on November 15, 2002 as Exhibit 99.5.

                 Statement to Certificateholders on December 16, 2002 as Exhibit 99.6.

BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2001-4
Mortgage Pass-Through Certificates, Series 2001-4
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee and Collateral Agent under the Agreement referred to herein



Date:  December 31, 2002         By:    /s/ Jennifer H McCourt
                                        -----------------------------
                                            Jennifer H McCourt
                                            Vice President

                                  Exhibit 99.1



                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                July 15, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A          322,320,000.00   295,671,347.72  4,904,921.39    1,318,201.43     6,223,122.82     0.00        0.00      290,766,426.33
TOTALS     322,320,000.00   295,671,347.72  4,904,921.39    1,318,201.43     6,223,122.82     0.00        0.00      290,766,426.33
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                               ENDING
CLASS          CUSIP        PRINCIPAL                  PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
A            000759CA6       917.32237441              15.21755209             4.08972893          19.30728103         902.10482232
TOTALS                       917.32237441              15.21755209             4.08972893          19.30728103         902.10482232
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.2

                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                August 15, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A          322,320,000.00   290,766,426.33   9,312,183.22   1,296,333.65   10,608,516.87   0.00            0.00     281,454,243.11
TOTALS     322,320,000.00   290,766,426.33   9,312,183.22   1,296,333.65   10,608,516.87   0.00            0.00     281,454,243.11
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                               ENDING
CLASS          CUSIP        PRINCIPAL                  PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
A            000759CA6       902.10482232              28.89111200             4.02188400          32.91299600         873.21371032
TOTALS                       902.10482232              28.89111200             4.02188400          32.91299600         873.21371032
 ----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                  Exhibit 99.3

                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                September 16, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A          322,320,000.00  281,454,243.12   7,177,331.89   1,254,816.83    8,432,148.72     0.00         0.00     274,276,911.23
TOTALS     322,320,000.00  281,454,243.12   7,177,331.89   1,254,816.83    8,432,148.72     0.00         0.00     274,276,911.23
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                               ENDING
CLASS          CUSIP        PRINCIPAL                  PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
A            000759CA6       873.21371035              22.26772118             3.89307778          26.16079896         850.94598917
TOTALS                       873.21371035              22.26772118             3.89307778          26.16079896         850.94598917
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.4


                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                October 15, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A          322,320,000.00   274,276,911.23   6,859,103.65  1,222,817.90    8,081,921.55     0.00         0.00    267,417,807.58
TOTALS     322,320,000.00   274,276,911.23   6,859,103.65  1,222,817.90    8,081,921.55     0.00         0.00    267,417,807.58
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                               ENDING
CLASS          CUSIP        PRINCIPAL                  PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
A            000759CA6     850.94598917              21.28041589             3.79380088          25.07421677         829.66557328
TOTALS                     850.94598917              21.28041589             3.79380088          25.07421677         829.66557328
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                                  Exhibit 99.5


                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                November 15, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A           322,320,000.00   267,417,807.58   8,559,174.22   1,192,237.73   9,751,411.95     0.00          0.00   258,858,633.36
TOTALS      322,320,000.00   267,417,807.58   8,559,174.22   1,192,237.73   9,751,411.95     0.00          0.00   258,858,633.36
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                               ENDING
CLASS          CUSIP        PRINCIPAL                  PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
A            000759CA6     829.66557328              26.55489644             3.69892569          30.25382213         803.11067684
TOTALS                     829.66557328              26.55489644             3.69892569          30.25382213         803.11067684
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------
IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                  Exhibit 99.6


                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 16, 2002


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A      322,320,000.00    258,858,633.35    10,222,556.61  1,154,078.07   11,376,634.68       0.00          0.00    248,636,076.74
TOTALS 322,320,000.00    258,858,633.35    10,222,556.61  1,154,078.07   11,376,634.68       0.00          0.00    248,636,076.74
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                            BEGINNING                                                          ENDING
CLASS          CUSIP        PRINCIPAL             PRINCIPAL                INTEREST             TOTAL            PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------
A           000759CA6        803.11067681    31.71555166            3.58053509          35.29608675          771.39512516
TOTALS                       803.11067681    31.71555166            3.58053509          35.29608675          771.39512516

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A        5.350000 %     5.350000 %     5.350000 %
 --------------------------------------------------
IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

